UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2013, QuinStreet, Inc. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2013, the board of directors of the Company appointed Gregory Wong as the Company’s Principal Accounting Officer, effective immediately, to serve until his successor has been duly designated and appointed or his earlier resignation or removal.

Mr. Wong, age 39, has served as the Company’s Vice President, Finance since June 2012, and previously served as the Company’s Senior Director of Finance and Accounting from May 2011 to June 2012 and as Director of Financial Planning and Analysis from February 2008 to May 2011. Prior to joining the Company, Mr. Wong served as Director of Finance at Lexar Media, a flash memory manufacturer and subsidiary of Micron Technology, Inc., from August 2006 to February 2008. Previously, Mr. Wong held various finance positions with both public and private technology companies. Mr. Wong holds a B.S. in Economics from California Polytechnic State University, San Luis Obispo.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated January 29, 2013 entitled “QuinStreet Reports Financial Results For Its Second Quarter of Fiscal 2013”

The information contained in Items 2.02, 9.01 and the exhibits furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: January 29, 2013	By:	/s/ Douglas Valenti
Douglas Valenti
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated January 29, 2013 entitled “QuinStreet Reports Financial Results For Its Second Quarter of Fiscal 2013”

The information contained in Items 2.02, 9.01 and the exhibits furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.